EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ DAVID P. ALLRED

David P. Allred Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ HAROLD CLINKSCALES, JR.

Harold Clinkscales, Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ PATRICIA E. HARTUNG

Patricia E. Hartung Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ WAYNE Q. JUSTESEN, JR.

Wayne Q. Justesen, Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ B. MARSHALL KEYS

B. Marshall Keys Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ CLINTON C. LEMON, JR.

Clinton C. Lemon, Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ MILES LOADHOLT

Miles Loadholt Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ THOMAS C. LYNCH, JR.

Thomas C. Lynch, Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ H. EDWARD MUNNERLYN

H. Edward Munnerlyn Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ GEORGE B. PARK

George B. Park Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ GEORGE D. RODGERS

George D. Rodgers Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ CHARLES J. ROGERS

Charles J. Rogers Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ THOMAS E. SKELTON, M.D.

Thomas E. Skelton, M.D. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Community Capital Corporation (the “Company”), hereby constitutes and appoints William G. Stevens and R. Wesley Brewer, or either of them, as his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any or all amendments or supplements thereto to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $1.00 par value, of the Company to be issued and delivered in accordance with the Merger Agreement, dated as of October 15, 2003, between the Company and Abbeville Capital Corporation, a South Carolina corporation, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of November, 2003.

/s/ LEX D. WALTERS

Lex D. Walters Director